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                                                                    Exhibit 1.1

                                     FORM OF

                                 MOTOROLA, INC.
                            (a Delaware corporation)

                                 Debt Securities
                            Debt Securities Warrants
                                  Common Stock
                              Common Stock Warrants
                            Stock Purchase Contracts
                                      Units

                             UNDERWRITING AGREEMENT

                                                                ----------, ----

To the Representatives of the
   several Underwriters named in
   the respective Terms Agreements
   hereinafter described

Dear Sirs:

         Motorola, Inc., a Delaware corporation (the "Company"), proposes to issue and sell, at up to an aggregate initial public offering price of $2,000,000,000, or the equivalent thereof in one or more foreign currencies or composite securities, including the euro, in one or more series, its (i) unsecured debt securities (the "Debt Securities") which may be senior (the "Senior Securities") or subordinated (the "Subordinated Securities"), (ii) warrants to purchase the Debt Securities (the "Debt Securities Warrants"), (iii) shares of its common stock, $3 par value per share (the "Common Stock"), (iv) warrants to purchase Common Stock (the "Common Stock Warrants") and (v) contracts to purchase Common Stock (the "Stock Purchase Contracts") in one or more offerings on terms determined at the time of sale. The Debt Securities, Debt Securities Warrants, Common Stock, Common Stock Warrants and Stock Purchase Contracts may be offered separately or as a part of units consisting of one or more such securities (the "Units"; and together with the Debt Securities, Debt Securities Warrants, Common Stock, Common Stock Warrants and Stock Purchase Contracts, the "Offered Securities"). The Debt Securities and the Units containing the Debt Securities (collectively, the "Offered Debt Securities") will be issued under one of several indentures depending upon the particular issuance. The Senior Securities will be issued under an indenture dated as of May 1, 1995 between the Company and Bank One Trust Company, N.A. (as successor trustee to BNY Midwest Trust Company and Harris Trust and Savings Bank), as Trustee (the "Senior Indenture"). The Subordinated Securities will be issued under an indenture between the Company and a trustee to be named in the Terms Agreement (as defined below) relating to any Subordinated Securities (the "Subordinated Indenture"). The Senior Indenture and Subordinated Indenture are sometimes referred to as the "Indentures." The Debt Securities Warrants, Common Stock Warrants and Units containing either of the

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foregoing (collectively, the "Warrants") will be issued under one or more warrant agreements (the "Warrant Agreements") between the Company and the Warrant Agent identified in such Warrant Agreement. The Stock Purchase Contracts and Units containing the foregoing (collectively, the "Offered Stock Purchase Units") will be issued under one or more purchase contract agreements (the "Purchase Contract Agreements") between the Company and the Purchase Contract Agent identified in such Purchase Contract Agreement. Each issue of the Offered Debt Securities, Warrants and Stock Purchase Contracts may vary, as applicable, as to the aggregate principal amount, maturity date or dates, interest rate or rates and timing of payments thereof, redemption provisions, conversion provisions, exercise provisions and sinking fund requirements, if any, and any other variable terms which the applicable Indenture, Warrant Agreement or Purchase Contract Agreement, as the case may be, contemplates may be set forth in the Offered Debt Securities, Warrants and Stock Purchase Contracts as issued from time to time.

         Whenever the Company determines to make an offering of Offered Securities, it will enter into an agreement substantially in the form of Exhibit A hereto (the "Terms Agreement") providing for the sale of such Offered Securities to, and the purchase and offering thereof by, the underwriter or underwriters named therein (the "Underwriters" or "you", which terms shall include the underwriter or underwriters named therein whether acting alone in the sale of the Offered Securities or as members of an underwriting syndicate). The Terms Agreement relating to each offering of the Offered Securities shall specify, where applicable, the principal amount of the Offered Securities to be issued, the name or names of the Underwriters participating in such offering (subject to substitution as provided in Section 9 hereof) and the principal amount of the Offered Securities which each severally agrees to purchase, the name or names of the Underwriters acting as manager or co-managers in connection with such offerings, if any (the "Representatives", which term shall include each Underwriter in the event that there shall be no manager or co-managers), the price at which the Offered Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the date, time and place of delivery and payment, the number of shares to be issued in the case of the issuance of Common Stock or sale of Stock Purchase Contracts, and, to the extent not otherwise specified in the applicable Indenture, Warrant Agreement or Purchase Contract Agreement in the case of the issuance of the Offered Debt Securities, Warrants or Stock Purchase Contracts, their terms. Each offering of the Offered Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Offered Securities.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-_____) relating to
(i) the Offered Securities and (ii) the Common Stock issuable upon conversion or exercise of the Offered Securities in the case of the issuance of Offered Securities convertible into or exercisable for Common Stock, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and has filed such amendments thereto as may have been required to the date hereof. Such registration statement, as amended, has been declared effective by the Commission, and the Indentures have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

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Such registration statement, as amended, and the prospectus relating to the sale of the Offered Securities by the Company constituting a part thereof, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a supplement of the Prospectus contemplated by Section 3(a)(ix) hereof (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the offering of Offered Securities to which such Prospectus Supplement relates. If the Company elects to rely on Rule 434 under the rules and regulations of the 1933 Act (the "1933 Act Regulations"), all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the Underwriters by the Company in reliance on Rule 434 of the 1933 Act Regulations (the "Rule 434 Prospectus"). If the Company files a registration statement to register a portion of the Offered Securities and relies on Rule 462(b) of the 1933 Act Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 333- _____) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act.

         SECTION 1. REPRESENTATIONS AND WARRANTIES. (a) The Company represents and warrants to each Underwriter as of the date hereof and as of the date of the applicable Terms Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                  (i) The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission. The Registration Statement and the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date, complied in all material respects with the 1933 Act and the 1933 Act Regulations. The Registration Statement, at the time the Registration Statement became effective (or, if an amendment to the Registration Statement or an annual report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter, or on behalf of

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         any Underwriter by the Representatives, expressly for use in the
         Registration Statement or Prospectus.

                  (ii) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, at the time the Registration Statement and any amendments thereof became or become effective under the 1933 Act and at each Representation Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (iii) The Company and its subsidiaries considered as a whole have not sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated or incorporated therein, there has not been any change in the capital stock (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding on the date of the most recent balance sheet included in the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's employee stock purchase plans or the Company's employee savings and profit sharing plan), any significant increase in the long-term debt of the Company and its subsidiaries taken as a whole, or any material adverse change, or any development which the Company has reasonable cause to believe will involve a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, or, other than the Company's regular quarterly dividend, any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Prospectus with only such exceptions as are not material to the business of the Company and its subsidiaries considered as a whole.

                  (v) The authorized capitalization is as set forth or incorporated by reference in the Prospectus and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

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                  (vi) The execution, delivery and performance of this
         Agreement, the applicable Terms Agreement, the applicable Indenture in the case of the issuance of the Offered Debt Securities, the applicable Warrant Agreement in the case of the issuance of the Warrants and the applicable Purchase Contract Agreement in the case of issuance of the Stock Purchase Contracts, and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which the Company is bound; nor will such action result in a violation of the provisions of the Company's Restated Certificate of Incorporation or bylaws of the Company, as amended, or any applicable law, rule, regulation, judgment, order or administrative or court decree.

                  (vii) Other than (a) as set forth, incorporated by reference, or contemplated in the Prospectus and (b) litigation incident to the kind of business conducted by the Company and its subsidiaries, which in the case of those items in (b) individually and in the aggregate is not material to the Company and its subsidiaries considered as a whole, there are no legal or governmental proceedings pending to which the Company and its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or its subsidiaries, the Company has reasonable cause to believe would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (viii) No consent, approval or authorization of any court or governmental authority or agency is necessary in connection with the sale of the Offered Securities or the consummation of the other transactions contemplated by this Agreement, the applicable Terms Agreement, the applicable Indenture in the case of the issuance of the Offered Debt Securities, the applicable Warrant Agreement in the case of the issuance of the Warrants or the applicable Purchase Contract Agreement in the case of the issuance of the Stock Purchase Contracts, except as may be required under the 1933 Act or 1933 Act Regulations, the 1934 Act or 1934 Act Regulations, the 1939 Act or state securities laws.

         (b) In the event the Offered Securities are Offered Debt Securities, the Company additionally represents and warrants to each Underwriter as of the Representation Date that the Offered Debt Securities to be issued and sold pursuant to this Agreement have been duly authorized, and when issued, authenticated and delivered pursuant to this Agreement, against payment of the consideration set forth in the Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture under which they are to be issued, which will be substantially in the form included as an exhibit to the Registration Statement; the applicable Indenture has been duly authorized, and when duly


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executed and delivered by the Company and the applicable Trustee, will constitute a valid and legally binding instrument enforceable against the Company in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except as enforcement thereof may be limited by (i) requirements that a claim with respect to any Offered Debt Securities denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Offered Debt Securities and the applicable Indenture conform in all material respects to the descriptions thereof in, or incorporated by reference into, the Prospectus and the applicable Prospectus Supplement.

         (c) In the event the Offered Securities are convertible into or exercisable for Common Stock, the Company makes the following additional representations and warranties to each Underwriter as of the Representation
Date:

                  (i) The shares of Common Stock initially issuable upon conversion or exercise, as the case may be, have been duly authorized and reserved for issuance, and when issued and delivered, pursuant to the terms of the Indenture or Warrant Agreement, as the case may be, will be validly issued, fully paid and non-assessable.

                  (ii) Holders of Offered Securities receiving shares of Common Stock issued upon the conversion or exercise of such Offered Securities, as the case may be, will also be entitled, to the same extent as will all shares of Common Stock issuable at such time otherwise than upon the conversion or exercise of such Offered Securities, to one preferred share purchase right (a "Right") in respect of each share of Common Stock so received; each such Right has been duly authorized, and when issued and delivered in accordance with the terms of the Rights Agreement, dated as of November 5, 1998, between the Company and Harris Trust and Savings Bank, as amended (the "Rights Agreement"), will have been duly executed, issued and delivered; the Rights Agreement has been duly authorized, executed and delivered by the Company and Harris Trust and Savings Bank and is enforceable against the Company in accordance with its terms, subject, as to enforcement, to general equity principles; and the Rights and the Rights Agreement conform in all material respects to the descriptions thereof included in or incorporated by reference into the Prospectus and the applicable Prospectus Supplement.

                  (iii) The Common Stock conforms in all material respects to the description thereof included in or incorporated by reference into the Prospectus and the applicable Prospectus Supplement and is not subject to preemptive or other similar rights.

         (d) In the event the Offered Securities are Warrants or Stock Purchase Contracts, the Company additionally represents and warrants to each Underwriter as of the Representation Date that the Warrants or Stock Purchase Contracts to be issued and sold


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pursuant to this Agreement have been duly authorized, and when issued, authenticated and delivered pursuant to this Agreement, against payment of the consideration set forth in the Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the applicable Warrant Agreement or Purchase Contract Agreement under which they are to be issued, which will be substantially in the form included as an exhibit to the Registration Statement; the applicable Warrant Agreement or Purchase Contract Agreement has been duly authorized, and when duly executed and delivered by the Company and the applicable Warrant Agent or Purchase Contract Agent, will constitute a valid and legally binding instrument enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (i) the Warrants and the applicable Warrant Agreement or (ii) the Stock Purchase Contracts and the applicable Purchase Contract Agreement conform in all material respects to the descriptions thereof in, or incorporated by reference into, the Prospectus and the applicable Prospectus Supplement.

         (e) In the event the Offered Securities are shares of Common Stock or Units containing shares of Common Stock, the Company makes the following additional representations and warranties to each Underwriter as of the Representation Date:

                  (i) The Common Stock to be issued and sold pursuant to this Agreement has been duly authorized, and when issued and delivered pursuant to this Agreement, against payment of the consideration set forth in the applicable Terms Agreement, will be validly issued and fully paid and non-assessable.

                  (ii) The Offered Securities will be entitled, to the same extent as all other shares of Common Stock issued or to be issued by the Company, to one Right in respect of each share of Common Stock so received; each such Right has been duly authorized, and when issued and delivered in accordance with the terms of the Rights Agreement will have been duly executed, issued and delivered; the Rights Agreement has been duly authorized, executed and delivered by the Company and Harris Trust and Savings Bank and is enforceable against the Company in accordance with its terms, subject, as to enforcement, to general equity principles; and the Rights and the Rights Agreement conform to the descriptions thereof included in or incorporated by reference into the Prospectus and the applicable Prospectus Supplement.

                  (iii) The Common Stock conforms in all material respects to the description thereof included in or incorporated by reference into the Prospectus and the applicable Prospectus Supplement and is not subject to preemptive or other similar rights.

         (f) In the event the Offered Securities are Debt Securities Warrants or Units containing Debt Securities Warrants, the Company makes the following additional representations and warranties to each Underwriter as of the Representation Date:

                  (i) The debt securities initially issuable upon the exercise of such Offered Securities, have been duly authorized, and, when issued, will be duly



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         executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture under which they will be issued.

                  (ii) The debt securities issuable upon exercise of the Debt Securities Warrants conform in all material respects to the description thereof included in or incorporated by reference into the Prospectus and the applicable Prospectus Supplement.

         (g) In the event the Offered Securities are Warrants, Offered Debt Securities, Stock Purchase Contracts or Offered Stock Purchase Units convertible into or exercisable for Common Stock, the Company additionally represents and warrants to each Underwriter as of the Representation Date that upon issuance and delivery of such Warrants, Offered Debt Securities, Stock Purchase Contracts or Offered Stock Purchase Units in accordance with (i) this Agreement and the applicable Terms Agreement, and (ii) the applicable Warrant Agreement, Indenture or Purchase Contract Agreement, as the case may be, (A) the Warrants shall be exercisable at the option of the holder thereof for shares of Common Stock or debt securities, as the case may be, in accordance with the terms of the Warrants and the applicable Warrant Agreement, (B) such Debt Securities shall be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of such Debt Securities and the applicable Indenture and (C) the Stock Purchase Contracts or the Offered Stock Purchase Units shall be exercisable in accordance with the terms of such Stock Purchase Contracts and the applicable Purchase Contract Agreement.

         (h) Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with an offering of Offered Securities shall be deemed a representation and warranty by the Company as to the matters covered thereby to each Underwriter.

         SECTION 2. SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.

         (a) The several commitments of the Underwriters to purchase the Offered Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

         (b) Payment of the purchase price for, and delivery of, any Offered Securities to be purchased by the Underwriters shall be made at the place set forth in the applicable Terms Agreement, or at such other place as shall be agreed upon by the Representatives and the Company, on the third business day (unless postponed in accordance with the provisions of Section 9) following the date of the applicable Terms Agreement, unless the Offered Securities are priced after 4:30 p.m., New York time, in which case such payment and delivery will be made on the fourth business day following the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 9), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (each such time and date being referred to as a


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"Closing Time"). Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of the Offered Securities to be purchased by them.

         (c) Certificates for the Offered Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least one business day before the applicable Closing Time. The certificates for the Offered Securities, which may be in temporary form, will be made available for examination and packaging by the Representatives in New York City not later than 3:00 p.m. on the last business day prior to the applicable Closing Time.

         SECTION 3. COVENANTS. (a) The Company covenants with each Underwriter as follows:


                  (i) From the date of the applicable Terms Agreement, and for so long as a Prospectus is required to be delivered in connection with the sale of the Offered Securities covered by such Terms Agreement, the Company will notify the Representatives immediately, and confirm the notice in writing, (A) of the effectiveness of any amendment to the Registration Statement, (B) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference into the Registration Statement or Prospectus, (C) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, or the documents incorporated therein, (D) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, or the documents incorporated therein, or for additional information, (E) of the suspension of the qualification of (i) the Offered Securities, or (ii) the shares of Common Stock (including the Rights associated therewith) issuable upon conversion or exercise of the Offered Securities, in the case of the issuance of Offered Securities convertible into or exercisable for Common Stock, for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any such purpose, and (F) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any preliminary prospectus supplement, or the initiation of any proceedings for any such purpose. The Company will use every reasonable effort to prevent the issuance of any stop order or any order preventing or suspending the use of the Prospectus or any preliminary prospectus supplement or suspending such qualification, and, in the event of the issuance of a stop order or any order preventing or suspending the use of the Prospectus or any preliminary prospectus supplement or suspending such qualification, to obtain the lifting thereof at the earliest possible moment.

                  (ii) From the date of the applicable Terms Agreement, and for so long as a Prospectus is required to be delivered in connection with the sale of the Offered Securities covered by such Terms Agreement, the Company will give the Representatives notice of its intention to file or prepare any amendment to the


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         Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by you in connection with the offering of the Offered Securities which differs from the prospectus on file with the Commission at the time the Registration Statement became effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations, or any abbreviated term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations) and will furnish them with copies of any such amendment or supplement or other documents proposed to be filed a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which you or your counsel shall reasonably object.

                  (iii) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

                  (iv) The Company will deliver to each of the Representatives two copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and, if applicable, documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act) and will also deliver to the Representatives, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, as many conformed copies of the Registration Statement as originally filed and each amendment thereto (without exhibits) as the Representatives may reasonably request.

                  (v) Prior to 1:00 p.m., New York City time, on the business day next succeeding the date of the applicable Terms Agreement and from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, the Company will furnish to the Representatives in New York City such number of copies of the Prospectus (as amended or supplemented) as the Representatives may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

                  (vi) The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Offered Securities as contemplated in the applicable Terms Agreement and in the Registration Statement and Prospectus. If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Offered Securities any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to your counsel) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a


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         material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Representatives a reasonable number of copies of such amendment or supplement.

                  (vii) The Company will endeavor, in cooperation with you, to qualify the Offered Securities and, in the case of the issuance of Offered Securities convertible into or exercisable for Common Stock, the shares of Common Stock (including the Rights associated therewith) issuable upon conversion or exercise, as the case may be, for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction. In each jurisdiction in which the Offered Securities, or in the case of the issuance of Offered Securities convertible into or exercisable for Common Stock, such shares of Common Stock (including the Rights associated therewith), have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required to complete such distribution of such Offered Securities.

                  (viii) With respect to each sale of Offered Securities, the Company agrees that it will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement relating to such Offered Securities.

                  (ix) If the Company elects not to rely on Rule 434 under the 1933 Act Regulations, immediately following the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement setting forth, where applicable, the principal amount or number of shares, as the case may be, of the Offered Securities covered thereby, the name or names of the Underwriters (subject to substitution as provided in Section 9 hereof) and the principal amount or number of shares, as the case may be, of the Offered Securities which each severally has agreed to purchase, the name or names of the Representatives, the price at which the Offered Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, the other terms of the Offered Securities to the extent not otherwise specified in the applicable Indenture or Warrant Agreement, as the case may be, in the event the Offered Securities are Offered Debt Securities or Warrants, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Offered Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus and such

         Prospectus Supplement as the Representatives shall reasonably request. If the Company elects to rely on Rule 434 of the 1933 Act Regulations, immediately following the execution of each Terms Agreement, the Company will (i) prepare an abbreviated term sheet that complies with the requirements of Rule 434 of the 1933 Act Regulations, (ii) provide the Underwriters with copies of the form of the Rule 434 Prospectus in such number as the Underwriters may reasonably request and (iii) file or transmit for filing with the Commission the form of Prospectus complying with Rule 434(c)(2) of the 1933 Act Regulations in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date of the Terms Agreement.

         (b) In the event the Offered Securities are Offered Debt Securities, Debt Securities Warrants or Units containing Debt Securities Warrants, the Company additionally covenants with each Underwriter that the Company will not contract to sell or announce or make any offering, sale or other disposition of any debt securities of the Company having a maturity greater than one year during the period beginning from the date of any Terms Agreement and continuing through the later of the termination of trading restrictions with respect to the Offered Securities, as notified to the Company by the Representatives, or the applicable Closing Time except for (i) proposed issues of debt securities with respect to which the Company shall have advised the Representatives in writing prior to the execution of the applicable Terms Agreement and (ii) except for such other debt securities with respect to which the Representatives have given their prior written consent.

         (c) In the event the Offered Securities are shares of Common Stock, Units containing shares of Common Stock or are convertible into or exercisable for Common Stock, the Company additionally covenants with each Underwriter as follows:

                  (i) The Company will not contract to sell or announce or make any offering, sale or other disposition of any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Common Equity Securities"), nor will the Company sell or grant options, rights or warrants with respect to any Common Equity Securities (except (i) under the Company's stock option and other employee incentive and benefit plans existing on the date of the applicable Terms Agreement, (ii) for sales of Common Equity Securities under currently effective secondary shelf registration statements,
         (iii) Common Stock with an aggregate Market Value (as defined below) of no more than $500,000,000 issued as consideration for acquisitions and
         (iv) for Common Stock issued upon conversion of outstanding convertible securities), in each case during a period of 90 days after the commencement of the public offering of the Offered Securities referenced in Section 3(c) hereof, except for (a) proposed issues of Common Equity Securities with respect to which the Company shall have advised the Representatives in writing prior to the execution hereof and (b) except for such other Common Equity Securities with respect to which the Representatives have given their prior written consent.

                  The "Market Value" of Common Stock issued as consideration for acquisitions shall equal the number of shares of Common Stock issued times the

         Closing Price (as defined below) of the Common Stock on the Trading Day prior to the date on which such Common Stock is issued. The "Closing Price" of the Common Stock on any Trading Day means the closing sale price (or, if no closing price is reported, the last reported sale price) of the Common Stock on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if the Common Stock is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of the Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Company. A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

                  (ii) The Company will use its best efforts to effect the listing of (A) Offered Securities that are shares of the Common Stock and (B) shares of the Common Stock issuable upon the conversion or exercise of the Offered Securities, as the case may be, on the New York Stock Exchange (and/or such other exchanges or trading markets on which the Common Stock is then listed or admitted for trading), and to cause such Offered Securities to be registered under the 1934 Act.

                  (iii) In the case of the issuance of Offered Securities convertible into or exercisable for Common Stock, the Company agrees to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion or exercise of the Offered Securities, as the case may be.

         SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement and each Terms Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the copying of this Agreement, each Terms Agreement, the Indentures, in the case of the issuance of the Offered Debt Securities, the Warrant Agreements, in the case of the issuance of the Warrants, and the Purchase Contract Agreements, in the case of the issuance of Stock Purchase Contracts, (iii) the preparation, issuance and delivery to the Underwriters of the certificates for the Offered Securities,
(iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Offered Securities and, in the case of the issuance of Offered Securities convertible into or exercisable for Common Stock, the shares of Common Stock (including the Rights associated therewith) issuable upon the conversion or exercise of the Offered Securities, as the case may be, under securities laws in accordance with the provisions of Section 3(a)(vii), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of any preliminary prospectuses and of the Prospectus and any amendments or supplements (including any preliminary prospectus supplements) thereto, including, if applicable, the abbreviated term sheet delivered by the Company pursuant to Rule 434 of the 1933 Act Regulations, (vii) the copying and delivery to the Underwriters of copies of the Blue Sky survey, (viii) in the case of the issuance of Offered Debt Securities, the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indentures, (ix) in the case of the issuance of Warrants, the fees and expenses of the Warrant Agent, including the fees and disbursements of counsel for the Warrant Agent in connection with the Warrant Agreements, (x) in the case of the issuance of Stock Purchase Contracts, the fees and expenses of the Purchase Contract Agent in connection with the Purchase Contract Agreements, including the fees and disbursements of counsel for the Purchase Contract Agent in connection with the Purchase Agreements, (xi) where applicable, any fees payable in connection with the rating of the Offered Securities, (xii) where applicable, the filing fee payable to the National Association of Securities Dealers, Inc. incident to any required review of the terms of the sale of the Offered Securities, (xiii) where applicable, the fees and expenses incurred in connection with the listing of the Offered Securities, and in the case of the issuance of Offered Securities convertible into or exercisable for Common Stock, the shares of Common Stock issuable upon the conversion or exercise of the Offered Securities, as the case may be, on the New York Stock Exchange (and/or such other exchanges or trading markets on which the Common Stock is then listed or admitted for trading), and (xiv) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in this Section and in Sections 6 and 7, the Underwriters will pay all of their own costs and expenses, including fees and disbursements of their counsel, stock transfer taxes on resale of any of the Offered Securities by them, and any advertising expenses which they may incur.

         If a Terms Agreement is terminated by the Representatives in accordance with the provisions of Section 5, other than solely as the result of a material adverse change in the financial markets in the United States as provided for in
Section 5(f)(iii), the Company shall reimburse you for all out-of-pocket expenses, including the reasonable fees and disbursements of your counsel, reasonably incurred by you in making preparations for the purchase, sale and delivery of the Offered Securities.

         SECTION 5. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The obligations of the Underwriters to purchase the Offered Securities pursuant to any Terms Agreement are subject, in the discretion of the Representatives, to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

         (a) At the applicable Closing Time, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; and the Prospectus as amended or supplemented in relation to the applicable Offered Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing pursuant to the 1933 Act and the 1933 Act Regulations.

         (b) At the applicable Closing Time, you shall have received the favorable opinion, dated as of the applicable Closing Time, of Jeffrey A. Brown, Senior Counsel, of the Law Department of the Company, or another attorney employed by the Company who is acceptable to the Representatives (the "Company Attorney's Opinion") (except in the case of (A) item (1)(vii), where applicable, insofar as it relates to "Certain Tax Aspects", which opinion shall be delivered by a special outside tax counsel to the Company, and (B) items (2) and (7), in each case where applicable, which opinions shall be delivered by Winston & Strawn, counsel to the Company, or such other counsel who is acceptable to the Representatives (the "New York Attorney's Opinion")), in form and substance satisfactory to your counsel.

         (1) The Company Attorney's Opinion shall be to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as described in the Prospectus.

                  (ii) The authorized capitalization of the Company is as set forth or incorporated by reference in the Prospectus and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

                  (iii) This Agreement and the applicable Terms Agreement have each been duly authorized, executed and delivered by the Company.

                  (iv) A member of the Commission's staff has advised such counsel by telephone that the Commission has entered an order declaring the Registration Statement effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. Any required filing of the Prospectus pursuant to Rule 424 has been made in the manner and within the time period required by Rule 424.

                  (v) At the time the Registration Statement became effective and at each Representation Date, the Registration Statement and the Prospectus (other than the financial statements and other financial data and supporting schedules included therein and in the documents incorporated by reference into the Prospectus, as to which no opinion need be rendered) complied as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations thereunder and, where applicable, the Rule 434 Prospectus conforms to the requirements of Rule 434 of the 1933 Act

         Regulations in all material respects; the documents incorporated by reference into the Prospectus (other than the financial statements and other financial data and supporting schedules included therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the 1934 Act and the 1934 Act Regulations; and to the best of such counsel's knowledge, there are no contracts or other documents required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference thereto and the descriptions thereof or references thereto are correct in all material respects.

                  (vi) To the best of such counsel's knowledge, other than as set forth or incorporated by reference or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, other than litigation incident to the kind of business conducted by the Company and its subsidiaries, which litigation incident to the Company's business individually and in the aggregate is not material to the Company and its subsidiaries considered as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (vii) Where applicable, the discussion in the Prospectus or the applicable Prospectus Supplement under "Certain Tax Aspects" (or a similar heading or headings) is a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

                  (viii) No consent, approval, authorization, order, registration or qualification of any court or governmental authority or agency is required in connection with the issuance and sale of the Offered Securities or the consummation of the other transactions contemplated by this Agreement, the applicable Terms Agreement, the applicable Indenture in the case of the issuance of the Offered Debt Securities, the applicable Warrant Agreement in the case of the issuance of the Warrants and the applicable Purchase Contract Agreement in the case of the issuance of Stock Purchase Contracts, except such as have been obtained or rendered, as the case may be, or such consents, approvals, authorizations, registrations or qualifications as may be required under the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Offered Securities by you or the issuance of shares of Common Stock (including the Rights associated therewith), upon conversion or exercise of the Offered Securities, in the case of the issuance of Offered Securities convertible into or exercisable for Common Stock.

                  (ix) The execution and delivery of this Agreement, the applicable Terms Agreement, the applicable Indenture in the case of the issuance of the Offered Debt Securities, the applicable Warrant Agreement in the case of the issuance of the Warrants and the applicable Purchase Contract Agreement in the case of the issuance of the Stock Purchase Contracts, the issuance of the Offered Securities and the shares of Common Stock (including the Rights associated therewith) issuable upon conversion or exercise of the Offered Securities in the case of the issuance of Offered Securities convertible into or exercisable for Common Stock, the compliance by the Company with all of the provisions of the Offered Securities and the applicable Indenture and Warrant Agreement in the case of the issuance of Offered Debt Securities or Warrants, this Agreement and the applicable Terms Agreement and the consummation of the transactions herein or therein contemplated do not and will not conflict with or constitute a breach of, or a default under, (a) the Company's Restated Certificate of Incorporation or bylaws of the Company, as amended, (b) any indenture, mortgage, loan agreement or note or any material contract, lease or other agreement or instrument, in each case known to such counsel and to which the Company is a party or by which the Company is bound, or (c) any applicable law, rule, regulation, judgment, order or administrative or court decree known to such counsel (except that such counsel need express no opinion in response to this item as to compliance with any disclosure requirements).

         (2) In the event the Offered Securities are Offered Debt Securities, the New York Attorney's Opinion shall be to the effect that:

                  (i) The applicable Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (provided, that such counsel may take customary exceptions to such opinion to cover commonly known limitations on enforceability).

                  (ii) The Offered Debt Securities are in the form established pursuant to the applicable Indenture, have been duly authorized, executed and delivered by the Company, and when issued and delivered by the Company against payment therefor in accordance with the terms of such Indenture, will constitute Debt Securities under the terms of such Indenture, will constitute the valid and binding obligations of the Company, and will be enforceable against the Company in accordance with their terms, and the holders thereof will be entitled to the benefits provided by such Indenture (provided, that such counsel may take customary exceptions to such opinion to cover commonly known limitations on enforceability).

                  (iii) The applicable Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  (iv) The Offered Debt Securities and the applicable Indenture conform to the descriptions thereof in, or incorporated by reference in, the Prospectus and the applicable Prospectus Supplement.

                  (v) The statements set forth in the Prospectus and the applicable Prospectus Supplement under "Description of Debt Securities" (or a similar heading or headings), insofar as they purport to constitute summaries of certain terms of the Offered Debt Securities and the applicable Indenture, are accurate in all material respects.

         (3) In the event the Offered Securities are convertible into or exercisable for Common Stock, the Company Attorney's Opinion shall additionally be to the effect that:

                  (i) Holders of Offered Securities convertible into or exercisable for Common Stock receiving shares of Common Stock issued upon the conversion or exercise of such Offered Securities, as the case may be, will also be entitled, to the same extent as will all shares of Common Stock issuable at such time otherwise than upon the conversion or exercise of such Offered Securities, to one Right in respect of each share of Common Stock so received; each such Right has been duly authorized, and when issued and delivered in accordance with the terms of the Rights Agreement, will have been duly executed, issued and delivered; the Rights Agreement, as amended, has been duly authorized, executed and delivered by the Company and Harris Trust and Savings Bank and is enforceable against the Company in accordance with its terms, subject, as to enforcement, to general equity principles; and the Rights and the Rights Agreement conform to the descriptions thereof included in or incorporated by reference into the Prospectus and the applicable Prospectus Supplement.

                  (ii) Upon issuance and delivery of Offered Securities convertible into or exercisable for Common Stock in accordance with this Agreement and the applicable Terms Agreement, and the applicable Indenture, Warrant Agreement or Purchase Contract Agreement, as the case may be, such Offered Securities shall be convertible or exercisable at the option of the holder thereof for shares of Common Stock in accordance with the terms of such Offered Securities and the applicable Indenture, Warrant Agreement or Purchase Contract Agreement, as the case may be; and the shares of Common Stock initially issuable upon conversion or exercise of such Offered Securities have been duly authorized and reserved for issuance and, when issued and delivered pursuant to the terms of the applicable Indenture, Warrant Agreement or Purchase Contract Agreement, as the case may be, will be validly issued, fully paid and non-assessable.

                  (iii) The Common Stock conforms to the description thereof in, or incorporated by reference into, the Prospectus and the applicable Prospectus Supplement and is not subject to preemptive or other similar rights; and the information in the Prospectus and the applicable Prospectus Supplement under "Description of Capital Stock" (or a similar heading or headings), to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                  (iv) The shares of Common Stock issuable upon the conversion or exercise of such Offered Securities, as the case may be, have been approved for listing upon notice of issuance on the New York Stock Exchange (and/or such other principal exchanges or trading markets on which the Common Stock is then listed or admitted for trading).

         (4) In the event the Offered Securities are Warrants, the Company Attorney's Opinion shall additionally be to the effect that:

                  (i) The Warrants to be issued and sold by the Company pursuant to this Agreement and the applicable Terms Agreement have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the applicable Warrant Agreement; the Warrants and the applicable Warrant Agreement conform to the descriptions thereof in, or incorporated by reference into, the Prospectus and the applicable Prospectus Supplement; and the information in the Prospectus and the applicable Prospectus Supplement under "Description of Securities Warrants" (or a similar heading or headings) to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                  (ii) The applicable Warrant Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (5) In the event the Offered Securities are shares of Common Stock or Units containing shares of Common Stock, the Company Attorney's Opinion shall additionally be to the effect that:

                  (i) The Common Stock conforms to the description thereof in, or incorporated by reference into, the Prospectus and the applicable Prospectus Supplement and is not subject to preemptive or other similar rights; and the information in the Prospectus and the applicable Prospectus Supplement under "Description of Capital Stock" (or a similar heading or headings), to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                  (ii) The Common Stock will be entitled, to the same extent as any other shares of Common Stock issued or to be issued by the Company, to one Right in respect of each share of Common Stock so received; each such Right has been duly authorized, and when issued and delivered in accordance with the terms of the Rights Agreement will have been duly executed, issued and delivered; the Rights Agreement has been duly authorized, executed and delivered by the Company and Harris Trust and Savings Bank and is enforceable against the Company in accordance with its terms, subject, as to enforcement, to general equity principles; and the Rights and the Rights Agreement conform to the descriptions thereof included in or incorporated by reference into the Prospectus.

                  (iii) The Common Stock to be issued and sold pursuant to this Agreement and the applicable Terms Agreement has been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Terms Agreement, will be validly issued and fully paid and non-assessable.

                  (iv) The shares of Common Stock to be issued and sold pursuant to this Agreement and the applicable Terms Agreement have been approved for listing upon notice of issuance on the New York Stock Exchange (and/or such other principal exchanges or trading markets on which the Common Stock is then listed or admitted for trading).

         (6) In the event the Offered Securities are Stock Purchase Contracts, the Company Attorney's Opinion shall additionally be to the effect that:

                  (i) The Stock Purchase Contracts to be issued and sold by the Company pursuant to this Agreement and the applicable Terms Agreement have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the applicable Purchase Contract Agreement; the Stock Purchase Contracts and the applicable Purchase Contract Agreement conform to the descriptions thereof in, or incorporated by reference into, the Prospectus and the applicable Prospectus Supplement; and the information in the Prospectus and the applicable Prospectus Supplement under "Description of Purchase Contracts" (or a similar heading or headings) to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                  (ii) The applicable Purchase Contract Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (iii) The Common Stock to be issued pursuant to the Stock Purchase Contracts conforms to the description thereof in, or incorporated by reference into, the Prospectus and the applicable Prospectus Supplement and is not subject to preemptive or other similar rights; and the information in the Prospectus and the applicable Prospectus Supplement under "Description of Capital Stock" (or a similar heading or headings), to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

                  (iv) The Common Stock to be issued pursuant to the Stock Purchase Contract will be entitled, to the same extent as any other shares of Common Stock issued or to be issued by the Company, to one Right in respect of each share of Common Stock so received; each such Right has been duly authorized, and when issued and delivered in accordance with the terms of the Rights Agreement will have been duly executed, issued and delivered; the Rights Agreement has been duly authorized, executed and delivered by the Company and Harris Trust and Savings Bank and is enforceable against the Company in accordance with its terms, subject, as to enforcement, to general equity principles; and the Rights and the Rights Agreement conform to the descriptions thereof included in or incorporated by reference into the Prospectus.

                  (v) The Common Stock to be issued pursuant to the Stock Purchase Contracts has been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in the Terms Agreement, will be validly issued and fully paid and non-assessable.

                  (vi) The shares of Common Stock to be issued and sold pursuant to this Agreement and the applicable Terms Agreement have been approved for listing upon notice of issuance on the New York Stock Exchange (and/or such other principal exchanges or trading markets on which the Common Stock is then listed or admitted for trading).

         (7) In the event the Offered Securities are Debt Securities Warrants or Units containing Debt Securities Warrants, the New York Attorney's Opinion shall be to the effect that:

                  (i) Upon issuance and delivery of Offered Securities exercisable into debt securities, such Offered Securities shall be exercisable at the option of the holder thereof for debt securities in accordance with the terms of such Offered Securities and the applicable Warrant Agreement; and the debt securities initially issuable upon the exercise of such Offered Securities, have been duly authorized, and, when issued, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture under which they will be issued.

                  (ii) The statements set forth in the applicable Prospectus Supplement describing the debt securities issuable upon exercise of the Debt Securities Warrants, insofar as they purport to constitute summaries of certain terms of the debt securities, are accurate in all material respects.

         The Company Attorney's Opinion shall additionally state that nothing has come to his or her attention that has caused him or her to believe that the Registration Statement (other than the financial statements, financial data and schedules included therein, as to which such counsel need express no belief), at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements, financial data and schedules included therein, as to which such counsel need express no belief), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to you by the Company for use in connection with the offering of the Offered Securities which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is provided to you for such use) or at Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) At the applicable Closing Time, you shall have received the favorable opinion, dated as of the applicable Closing Time, of your counsel, with respect to the matters set forth in (b)(1)(i) (insofar as it relates to the existence and good standing of the Company), (b)(1)(iii) - (v), inclusive (in the case of (v), insofar as it relates to the compliance of the Registration Statement and Prospectus as to form), (b)(2)(i), (b)(2)(ii), (b)(3)(ii),
(b)(3)(iii) (insofar as it relates to the description of the Common Stock),
(b)(4)(i), (b)(4)(ii), (b)(5)(i) (insofar as it relates to the description of the Common Stock), (b)(5)(iii), (b)(7)(i) and (b)(7)(ii) as well as the last paragraph of subsection (b) of this Section.

                  (d) (i) The Company and its subsidiaries considered as a whole shall have not sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth, incorporated by reference or contemplated in the Prospectus (excluding any amendments or supplements thereto, or the filing of any document that is incorporated by reference therein, subsequent to the date of the applicable Terms Agreement), and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus (excluding any amendments or supplements to such Registration Statement or Prospectus, or the filing of any document that is incorporated by reference therein, subsequent to the date of the applicable Terms Agreement) there shall not have been any change in the capital stock (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding at the date of the most recent balance sheet included in the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's employee stock purchase plans or the Company's employee savings and profit sharing plan) or any significant increase in long-term debt of the Company and its subsidiaries considered as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or incorporated by reference or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus.

         (e) On or after the date of the applicable Terms Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

         (f) On or after the date of the applicable Terms Agreement there shall not have occurred any of the following: (i) a suspension or material limitation in trading in the Common Stock or securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York or Illinois declared by either Federal or state authorities; or (iii) any material adverse change in the financial markets in the United States or the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

         (g) You shall have received a certificate of the Chief Executive Officer, the President or another senior officer acceptable to you of the Company and of the Chief Financial Officer, Controller, Treasurer or Assistant Treasurer of the Company, dated as of the applicable Closing Time, to the effect that (i) the Company and its subsidiaries shall not have sustained any loss or interference with its business of the type specified in Section 5(d)(i) and there shall not have occurred any change of the type specified in Section 5(d)(ii), (ii) there shall not have occurred any downgrading of the type specified in Section 5(e), (iii) the applicable representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of such Closing Time, (iv) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Time, and (v) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

         (h) At the time of the execution of each Terms Agreement, you shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to you, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in or incorporated by reference into the Registration Statement or the Prospectus and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements and supporting schedules of the Company and its subsidiaries included in or incorporated by reference into the Registration Statement or the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the 1934 Act Regulations, as the case may be, or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in or incorporated by reference into the Registration Statement or the Prospectus or
(B) at a specified date not more than three days prior to the date of the applicable Terms Agreement, there has been any change in the capital stock of the Company (other than upon exercise of outstanding stock options or upon conversion of convertible securities outstanding on the date of the most recent balance sheet included in or incorporated by reference into the Prospectus or pursuant to the Company's employee stock ownership plan or pursuant to the Company's stock purchase plans or the Company's employee savings and profit sharing plan) or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the most recent balance sheet included in or incorporated by reference into the Prospectus or, during the period from the date of the most recent financial statements included in or incorporated by reference into the Prospectus to a specified date not more than three days prior to the date of such Terms Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales, net earnings or net earnings per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in or incorporated by reference into the Registration Statement and Prospectus and which are reasonably specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

         (i) At each Closing Time, your counsel shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities, as contemplated herein, and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Securities and debt securities or shares of Common Stock (including the Rights associated therewith) issuable upon conversion or exercise of the Offered Securities, in the case of the issuance of Offered Securities convertible into Common Stock or exercisable for Common Stock or debt securities, as the case may be, as herein contemplated, shall be satisfactory in form and substance to you and your counsel.

         (j) In the case of the issuance of shares of Common Stock, Units containing shares of Common Stock or Offered Securities convertible into or exercisable for Common Stock, at each Closing Time, you shall have received the written agreement of each of the persons specified in the applicable Terms Agreement, if any, to the effect that each such person will not contract to sell or announce or make any offering, sale or other disposition of any shares of Common Stock, nor sell or grant any options, rights or warrants with respect to any shares of Common Stock, in each case during a period of 30 days after the commencement of the public offering of the Offered Securities, without your prior written consent.

         (k) The Company shall have complied with the provisions of Section 3(a)(v) hereof.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement and the applicable Terms Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

         SECTION 6. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement, including any preliminary prospectus supplement, thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement, including any preliminary prospectus supplement, thereto); and further provided that this indemnity agreement does not apply to any loss, liability, claim, damage or expense arising out of any untrue statement or omission or alleged untrue statement or omission made in a preliminary prospectus or preliminary prospectus supplement, as the case may be, but eliminated or remedied in the Prospectus if a copy of the Prospectus (excluding documents incorporated therein by reference) was not delivered by you to the person asserting the claim arising from such untrue statement or omission or such alleged untrue statement or omission, at or prior to the time required by the 1933 Act.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of the Company's officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement, including any preliminary prospectus supplement, thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement, including any preliminary prospectus supplement, thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and you shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and you, as incurred, in such proportions that you are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls you within the meaning of
Section 15 of the 1933 Act shall have the same right to contribution as you, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

         SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement and the applicable Terms Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Offered Securities to the Underwriters.

         SECTION 9. DEFAULT. If one or more of the Underwriters shall fail at the applicable Closing Time to purchase the Offered Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such 24 hours the Representatives shall not have completed such arrangements for the purchase of all of the Defaulted Securities, then:

         (a) if the aggregate initial public offering price of the Defaulted Securities does not exceed 10% of the aggregate initial public offering price of the Offered Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations under the applicable Terms Agreement (including this Agreement as incorporated by reference therein) bear to the underwriting obligations of all such non-defaulting Underwriters; or

         (b) if the aggregate initial public offering price of the Defaulted Securities exceeds 10% of the aggregate initial public offering price of the Offered Securities to be purchased pursuant to such Terms Agreement, such Terms Agreement (including this Agreement as incorporated by reference therein) shall terminate, without any liability on the part of any non-defaulting Underwriter or the Company.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under the applicable Terms Agreement or this Agreement.

         In the event of a default by any Underwriter or Underwriters as set forth in this Section, either the Representatives or the Company shall have the right to postpone the applicable Closing Time for a period not exceeding seven days in order that any required changes in the Registration Statement, Prospectus or applicable Prospectus Supplement, or in any other documents or arrangements, may be effected.

         SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you as provided in the applicable Terms Agreement; notices to the Company shall be directed to it at 1303 East Algonquin Road, Schaumburg, Illinois 60196;
Attention: Treasurer.

         SECTION 11. PARTIES. This Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon you, the Company and your and the Company's respective successors. Nothing expressed or mentioned in this Agreement or the applicable Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than you, the Company and your and the Company's respective successors and the controlling persons and officers and directors referred to in Sections 6, 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the applicable Terms Agreement or any provision herein or therein contained. This Agreement and the applicable Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of you, the Company and your and the Company's respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of the Offered Securities from you shall be deemed to be a successor by reason merely of such purchase.

         SECTION 12. GOVERNING LAW AND TIME. This Agreement and each Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

                           [Intentionally left blank]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between you and the Company in accordance with its terms.

                                      Very truly yours,

                                      MOTOROLA, INC.


                                      By:
                                          --------------------------------------
                                      Title:
                                          --------------------------------------

CONFIRMED AND ACCEPTED,
as of the date first above written:


By:


By:
    --------------------------------
Title:
       -----------------------------

                                                                     Exhibit A-1

                                 MOTOROLA, INC.

                                 Debt Securities

                                 TERMS AGREEMENT

                                                             -------------, ----

To:      Motorola, Inc.
         1303 East Algonquin Road
         Schaumburg, Illinois  60196
         Attention: Treasurer

Dear Sirs:

         We understand that Motorola, Inc., a Delaware corporation (the "Company"), proposes to issue and sell $___________ aggregate principal amount of its Debt Securities. Subject to the terms and conditions set forth herein or incorporated by reference herein, the underwriter(s) named below (the "Underwriter(s)") hereby offer(s) to purchase such Offered Securities.

         The Offered Securities to be purchased by the Underwriter(s), which are to be issued under an Indenture dated as of ___________, ____ between the Company and ________________________________, as Trustee, shall have the following terms:

         Title:

         Rank/Subordination:

         Date of Maturity:

         Interest Rate:

         Interest Payment Dates:

         Date From Which Interest Accrues:

         Public Offering Price:

         Purchase Price:

         Redemption Provisions:

         Conversion Provisions:

         Sinking Fund Provisions:


                                      A-1-1

         Closing Date, Time and Location:

         Manager or Co-Managers:

         Current Ratings:   Moody's Investors Services - __;
                             Standard & Poor's Corporation - __.

         All of the provisions contained in the Underwriting Agreement dated as of ______________, ____, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined. Each Underwriter severally agrees, subject to the terms and provisions of this Terms Agreement, including the terms and provisions incorporated by reference herein, to purchase from the Company the principal amount of the Offered Securities set forth opposite its name.

                                             PRINCIPAL
                 NAME                          AMOUNT
                 ----                        ---------




         Any notice by the Company to the Underwriter(s) pursuant to this Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication addressed to:
_______________________; Attention: __________.

         Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

[Manager]

By:
    ----------------------------------------

Accepted:


Motorola, Inc.

By:
    ----------------------------------------


                                     A-1-2

                                                                     Exhibit A-2

                                 MOTOROLA, INC.

                                 _______ Shares
                                  Common Stock
                            ($3 Par Value Per Share)

                                 TERMS AGREEMENT

                                                             -------------, ----

To:      Motorola, Inc.
         1303 East Algonquin Road
         Schaumburg, Illinois  60196
         Attention: Treasurer

Dear Sirs:

         We understand that Motorola, Inc., a Delaware corporation (the "Company"), proposes to issue and sell ___________ shares of its common stock, $3 par value per share (the "Common Stock"). Subject to the terms and conditions set forth herein or incorporated by reference herein, the underwriter(s) named below (the "Underwriter(s)") hereby offer(s) to purchase such Offered Securities.

         The Offered Securities to be purchased by the Underwriter(s) shall have the following terms:

                  1. The initial public offering price per share for the Common Stock shall be $_____________.

                  2. The purchase price per share for the Common Stock to be paid by you shall be $__________, being an amount equal to the initial public offering price set forth above less $_________ per share.

                  3. Closing Date, Time and Location:

                  4. Manager or Co-Managers:

                  5. Names of Persons specified pursuant to Section 5(j):

         All of the provisions contained in the Underwriting Agreement dated as of ______________, ____, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined. Each Underwriter severally agrees, subject to the terms and provisions of this Terms Agreement, including the terms and

                                     A-2-1
provisions incorporated by reference herein, to purchase from the Company the number of shares of Common Stock set forth opposite its name.

                                              NUMBER
                 NAME                        OF SHARES
                 ----                        ---------


         Any notice by the Company to the Underwriter(s) pursuant to this Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication addressed to:
_______________________; Attention: __________.

         Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

[Manager]

By:
    ----------------------------------------

Accepted:


Motorola, Inc.

By:
    ----------------------------------------


                                     A-2-2

                                                                     Exhibit A-3

                                 MOTOROLA, INC.

                                    Warrants

                                 TERMS AGREEMENT

                                                             -------------, ----

To:      Motorola, Inc.
         1303 East Algonquin Road
         Schaumburg, Illinois  60196
         Attention: Treasurer

Dear Sirs:

         We understand that Motorola, Inc., a Delaware corporation (the "Company"), proposes to issue and sell $___________ aggregate principal amount of its Warrants. Subject to the terms and conditions set forth herein or incorporated by reference herein, the underwriter(s) named below (the "Underwriter(s)") hereby offer(s) to purchase such Offered Securities.

         The Offered Securities to be purchased by the Underwriter(s), which are to be issued under a Warrant Agreement dated as of ___________, ____ between the Company and _____________________, as Warrant Agent, shall have the following terms:

         Title of Warrants:

         Stated Value per Warrant:

         Number of Warrants:

         Liquidation Value:

         Initial Offering Price to Public:

                  [$          per Warrant][Formula]

         Purchase Price by Underwriters:

                  [$          per Warrant][Formula]

         Commission Payable to Underwriters:

                  [$          per Warrant]

         Exercise Price:

                                     A-3-1

         Exercise Provisions:

         [The Warrants may be exercised in whole or in part at the option of the Holder, on or after ________________, at the following [price or formula] for the purchase of [such principal amount] of:

                  [Debt Securities] [Common Stock]

                  [Other exercise provisions:]

                  [Other terms and conditions:]

         Expiration Date:

         Date of Board or Committee Resolution Establishing the Terms and Conditions of the Designated Warrants:

         Other Terms:

         Closing Date, Time and Location:

         Manager or Co-Managers:

         [Names of Persons specified pursuant to Section 5(j):]

         All of the provisions contained in the Underwriting Agreement dated as of ______________, ____, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined. Each Underwriter severally agrees, subject to the terms and provisions of this Terms Agreement, including the terms and provisions incorporated by reference herein, to purchase from the Company the number or Warrants set forth opposite its name.

                                             NUMBER OF
                 NAME                         WARRANTS
                 ----                        ---------



         Any notice by the Company to the Underwriter(s) pursuant to this Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication addressed to:
_______________________; Attention: __________.


                                     A-3-2

         Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

[Manager]

By:
    ----------------------------------------

Accepted:


Motorola, Inc.

By:
    ----------------------------------------

                                     A-3-3